UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 6, 2005

                                              Elcom International, Inc.
-----------------------------------------------------------------------------------------------------------------------
                                  (Exact Name of Registrant as Specified in Charter)

                Delaware                                000-27376                             04-3175156
-----------------------------------------------------------------------------------------------------------------------
        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

                         10 Oceana Way Norwood, Massachusetts                         02062
-----------------------------------------------------------------------------------------------------------------------
                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code      (781) 440-3333

                                                         N/A
-----------------------------------------------------------------------------------------------------------------------
                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

12% Secured Promissory Notes

        As of April 6, 2005, Elcom International, Inc. (the “Company” or “Elcom”) entered into bridge-loan transactions with each of Robert J. Crowell, the Chairman and Chief Executive Officer of Elcom, and William W. Smith, the Vice-Chairman and a Director of the Company (the “Holders”) in order to obtain operating funds to allow for the Company to continue operations. In return for each of the Holders loaning the Company $100,000, the Company issued each of them a 12% Secured Promissory Note in the aggregate principal amount of $100,000 (the “Notes”). The Notes are secured by a Collateral Agency and Security Agreement, which is described below. The material terms of each of the Notes issued by the Company to the Holders are identical. The following is a summary of the material features of the Notes, which is qualified in its entirety by reference to the full text of Notes, a form of which is attached hereto as Exhibit 10.24.

        Each of the Notes issued to the Holders is in the amount of $100,000. Interest upon the outstanding principal amount of the Notes is payable in cash quarterly in arrears, at a rate of 12% per annum. The Company may not prepay any portion of the outstanding principal amount under the Notes or any interest accrued on the principal amount which is unpaid; however, the Notes provide the Holders with a put option, pursuant to which he may put their respective Notes to the Company for payment at any time. If a Holder exercises his put option, the Company is required to forthwith pay in cash (a) the aggregate outstanding principal advanced under the Note, (b) 12% interest accrued on such aggregate outstanding principal amount through the date of the exercise of the put option, less amounts previously paid and (c) a put premium equal to 7.5% per annum of the aggregate outstanding principal amount of the Note, for the period the aggregate principal amount thereunder was outstanding. The Notes have a term of seven (7) years, after which time the aggregate outstanding principal advanced under the Notes and accrued interest are due and payable.

Collateral Agency and Security Agreement

        On April 6, 2005, the Company entered into a Collateral Agency and Security Agreement with William W. Smith, the Vice-Chairman and a Director of the Company, as Collateral Agent and the Holders, as secured parties (the “Security Agreement”). Pursuant to the Security Agreement, the Company granted a first priority senior security interest in the all of the personal property and intellectual property of the Company, wherever located, and now owned or hereafter acquired, to the Collateral Agent, for the benefit of the Holders, to secure the payment or performance of the Company’s obligations under the Notes. The foregoing description of the Security Agreement is qualified in its entirety by reference to the full text of the Security Agreement filed as Exhibit 10.25 to this Form 8-K.

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation.

        As previously disclosed in Item 1.01 of this Current Report on Form 8-K, as of April 6, 2005, the Company entered into bridge-loan transactions with the Holders evidenced by the issuance of Notes to the Holders. A form of the Note is filed as Exhibit 10.24 to this Current Report on Form 8-K.

        The material terms of each of the Notes issued by the Company to Holders are identical, and are more fully described in Item 1.01 above, which descriptions are incorporated herein by reference. Such descriptions are qualified in their entirety by reference to the form of the Note filed as Exhibit 10.24 to this Current Report on Form 8-K. The information provided under Item 1.01 above is incorporated herein by this reference.

Section 7 – Regulation FD

        Although the Holders have advanced the Company operating funds pursuant to the Notes referenced in Item 1.01 of this Current Report on Form 8-K, it is not likely that additional funding will be available from these sources. The Company believes that its current liquidity sources would allow it to operate into mid-April. If the Company is unable to secure additional funding to operate and pay its creditors by such time, it will be forced to seek protection under Federal bankruptcy laws and may not be able to operate as a going concern.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

        Exhibit No.          Description
           10.24             Form of 12% Secured Promissory Note
           10.25             Collateral Agency and Security Agreement,  dated as of April 6, 2005, among the Company,  William W. Smith, as Collateral  Agent and the holders of the
                             Notes

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        ELCOM INTERNATIONAL, INC.

Date   April 6, 2005
                                                                        By   /s/ Laurence F. Mulhern
                                                                       -----------------------------------------------
                                                                       Laurence F. Mulhern
                                                                       Chief Financial Officer

EXHIBIT INDEX

        Exhibit No.          Description
           10.24             Form of 12% Secured Promissory Note
           10.25             Collateral Agency and Security Agreement,  dated as of April 6, 2005, among the Company,  William W. Smith, as Collateral  Agent and the holders of the
                             Notes